CNM NETWORK-TM-
PHONE (805) 520-7170                         1900 LOS ANGELES AVE.,
2ND FLOOR
FAX (805) 520-7211                           SIMI VALLEY, CA  93065
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                   CNM NETWORK-TM- RESELLER TERMS AND CONDITIONS

     I. Recitals
     Within this Document _(BCD ONLINE)_ will be represented by "Reseller". CNM Network-TM- will be represented by "Provider." Provider and Reseller enter into the following resellers agreement.

     II. Customers
     All customers entering into an agreement with Reseller becomes and remains customers of both Reseller and Provider. Customers provided by Reseller will be serviced on Provider's computer network. Reseller account(s) refers to any account where Reseller's I.D. number is listed with the Provider.

     Customers' domain names registered with any InterNIC organizations are the property of the customer. For all domains hosted by Provider, Provider will be listed as the Technical and Zone Contact for InterNIC. Customers will be listed as the Billing contact for InterNIC domains and will therefore be responsible for all associated InterNIC registration and renewal fees. Neither Reseller nor Provider may interfere with the customers right to transfer domains within the scope of this agreement.

     Changes made to Customer's accounts will be made through the Primary/Technical contact of the Provider. All accounts must be processed through the official Provider sign-up form. Provider must be listed as the Primary/Technical contact, and customer must be listed as the account owner and billing contact.

     III. Notices
     Provider agrees to notify Reseller of any and all changes in policy and large technical issues that might affect the operations of Reseller within 5 days and scheduled maintenance within 2 days. Provider reserves the right to perform emergency maintenance with no notice.

     IV. Use of the Marks
     Reseller shall use the mark "CNM Network-TM-" as applicable on products and packaging containing Provider products and in related advertising, marketing, and technical material. All use of the Marks shall inure to Provider benefit.

     Upon Provider's request, Reseller shall promptly provide Provider with samples of any product or documentation bearing the Marks. If Provider determines that Reseller is using the Marks improperly, Reseller shall have ten
(10) days to remedy the improper use.

     V. Technical Support
     Provider intends to provide a high quality of service for Resellers and customers. Technical support will occur primarily through e-mail. All e-mail received by the published technical e-mail address will receive a response within 1 business day. Provider staff will be available for urgent matters by phone during posted business hours. Provider will provide technical support as the Primary/Technical contact listed on all accounts. Reseller will be responsible for all direct technical support to customers they provide.

     VI. Rates and Discounts
     PROVIDER RESERVES THE RIGHT TO MODIFY ANY AND ALL RATES, AT ANY TIME,
WITHOUT NOTICE TO RESELLER.   Reseller agrees to uphold Providers published
fixed retail prices on all Providers services the Reseller offers.
See Retail Rate Schedules. Reseller has received copy (initials):___________ , RV#_______________
See Reseller Rate Schedule. Reseller has received copy (initials):___________ , RV#_______________

     VII. Cancellation Terms
     This Agreement shall be terminated by either party with a 30 day prior written notice. All fees paid in advance of a cancellation will be prorated.

     VIII. Lawful Purpose
     All Reseller's customer sites are subject to the published Terms of Service section, located within the Providers Web Site at "http://www.cnmnetwork.com". It is the responsibility of Reseller to inform and notify its customers of Provider's Terms of Service. Provider reserves the right to monitor all accounts for violations of Provider's Terms of Service.
See Terms of Service. Reseller has received copy (initials): _____________ , RV#_______________

     IX. Term
     The term of this Agreement shall commence on _(08/01/98)_ and shall terminate at the end of a 30 day prior written notice of termination inclusive of any and all outstanding payments indicated by terms and conditions of the Agreement in which are due and must be received by the Provider.

     X. Successors and Assigns
     This Agreement shall be binding to Reseller, companies owned by Reseller, agents and or affiliates of the Reseller and in no way transfers to respective heirs, legal representatives, successors, and assigns unless in written agreement.

     XI. Indemnification
     Reseller agrees that it shall defend, indemnify, save and hold Provider harmless from any and all demands, liabilities, losses, costs and claims, including reasonable attorney's fees asserted against Provider, its agents, its customers, officers and employees, that may arise or result from any service provided or performed or agreed to be performed or any product sold by Reseller, it's agents, employees or assigns. Reseller agrees to defend, indemnify and hold harmless Provider against liabilities arising out of; (1) any injury to person or property caused by any products sold or otherwise distributed in connection with Reseller; (2) any material supplied by Reseller infringing or allegedly infringing on the proprietary rights of a third party; (3) copyright infringement; (4) defective products and (5) any misrepresentation by the Reseller or violations of law.

     XII. Disclaimer
     Provider will not be responsible for any damages any business may suffer. Provider makes no warranties of any kind, expressed or implied for services provided. Provider disclaims any warranty or merchantability or fitness for a particular purpose. This includes loss of data resulting from delays, nondeliveries, wrong delivery, and any and all service interruptions caused by Provider and its employees.

     XIII. Taxes
     Reseller will pay all taxes (except for taxes on our net income) which may be imposed by any taxing authority, that relates to your purchase of services under this agreement, and that we may be responsible to collect or pay.


      Provider: (Randy Greene)-CNM Network   (SIGNED BY RANDY GREENE) (08/21/98)
               ----------------------------- ------------------------ ----------
               Print Name                    Signature                Date

      Reseller: (Karen Angone)               (SIGNED BY KAREN ANGONE) (08-21-98)
               ----------------------------- ------------------------ ----------
               Print Name                    Signature                Date


      Provide the required information for our records:

         Karen Angone
----------------------------------------------------------
      Reseller Contact Name(s)

         BCD Online.Com
----------------------------------------------------------
      Company Name

         1903 Redondo Ave.
----------------------------------------------------------
      Address

         Signal Hill                     CA       90804     USA
-----------------------------------------------------------------------
      City                              State     Zip       Country


--------------------------------------------------------------------------------
      Tax ID Number

--------------------------------------------------------------------------------
      Day Time Phone Number                  Night Time Phone Number

--------------------------------------------------------------------------------
      Emergency Phone Number                 Fax Phone Number

--------------------------------------------------------------------------------
      Pager Number(s)


Please Fax this document to CNM Network-TM- at (805) 520-7211.
CNM Network-TM- | 1900 Los Angeles Ave., 2nd Floor | Simi Valley, CA 93065 | USA

CNM NETWORK-TM-
PHONE (805) 520-7170                         1900 LOS ANGELES AVE.,
2ND FLOOR
FAX (805) 520-7211                           SIMI VALLEY, CA  93065
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   CNM NETWORK-TM- RESELLER TERMS AND CONDITIONS

     I. Recitals
     Within this Document (BMD SOLUTIONS, LLC) will be represented by "Reseller". CNM Network-TM- will be represented by "Provider." Provider and Reseller enter into the following resellers agreement.

     II. Customers
     All customers entering into an agreement with Reseller becomes and remains customers of both Reseller and Provider. Customers provided by Reseller will be serviced on Provider's computer network. Reseller account(s) refers to any account where Reseller's I.D. number is listed with the Provider.

     Customers' domain names registered with any InterNIC organizations are the property of the customer. For all domains hosted by Provider, Provider will be listed as the Technical and Zone Contact for InterNIC. Customers will be listed as the Billing contact for InterNIC domains and will therefore be responsible for all associated InterNIC registration and renewal fees. Neither Reseller nor Provider may interfere with the customers right to transfer domains within the scope of this agreement.

     Changes made to Customer's accounts will be made through the Primary/Technical contact of the Provider. All accounts must be processed through the official Provider sign-up form. Provider must be listed as the Primary/Technical contact, and customer must be listed as the account owner and billing contact.

     III. Notices
     Provider agrees to notify Reseller of any and all changes in policy and large technical issues that might affect the operations of Reseller within 5 days and scheduled maintenance within 2 days. Provider reserves the right to perform emergency maintenance with no notice.

     IV. Use of the Marks
     Reseller shall use the mark "CNM Network-TM-" as applicable on products and packaging containing Provider products and in related advertising, marketing, and technical material. All use of the Marks shall inure to Provider benefit.

     Upon Provider's request, Reseller shall promptly provide Provider with samples of any product or documentation bearing the Marks. If Provider determines that Reseller is using the Marks improperly, Reseller shall have ten
(10) days to remedy the improper use.

     V. Technical Support
     Provider intends to provide a high quality of service for Resellers and customers. Technical support will occur primarily through e-mail. All e-mail received by the published technical e-mail address will receive a response within 1 business day. Provider staff will be available for urgent matters by phone during posted business hours. Provider will provide technical support as the Primary/Technical contact listed on all accounts. Reseller will be responsible for all direct technical support to customers they provide.

     VI. Rates and Discounts
     PROVIDER RESERVES THE RIGHT TO MODIFY ANY AND ALL RATES, AT ANY TIME,
WITHOUT NOTICE TO RESELLER.   Reseller agrees to uphold Providers published
fixed retail prices on all Providers services the Reseller offers.
See Retail Rate Schedules. Reseller has received copy (initials):___________ , RV#_______________
See Reseller Rate Schedule. Reseller has received copy (initials):__________ , RV#_______________

     VII. Cancellation Terms
     This Agreement shall be terminated by either party with a 30 day prior written notice. All fees paid in advance of a cancellation will be prorated.

     VIII. Lawful Purpose
     All Reseller's customer sites are subject to the published Terms of Service section, located within the Providers Web Site at "http://www.cnmnetwork.com". It is the responsibility of Reseller to inform and notify its customers of Provider's Terms of Service. Provider reserves the right to monitor all accounts for violations of Provider's Terms of Service.
See Terms of Service. Reseller has received copy (initials): _____________ , RV#_______________

     IX. Term
     The term of this Agreement shall commence on _(08/01/98)_ and shall terminate at the end of a 30 day prior written notice of termination inclusive of any and all outstanding payments indicated by terms and conditions of the Agreement in which are due and must be received by the Provider.

     X. Successors and Assigns
     This Agreement shall be binding to Reseller, companies owned by Reseller, agents and or affiliates of the Reseller and in no way transfers to respective heirs, legal representatives, successors, and assigns unless in written agreement.

     XI. Indemnification
     Reseller agrees that it shall defend, indemnify, save and hold Provider harmless from any and all demands, liabilities, losses, costs and claims, including reasonable attorney's fees asserted against Provider, its agents, its customers, officers and employees, that may arise or result from any service provided or performed or agreed to be performed or any product sold by Reseller, it's agents, employees or assigns. Reseller agrees to defend, indemnify and hold harmless Provider against liabilities arising out of; (1) any injury to person or property caused by any products sold or otherwise distributed in connection with Reseller; (2) any material supplied by Reseller infringing or allegedly infringing on the proprietary rights of a third party; (3) copyright infringement; (4) defective products and (5) any misrepresentation by the Reseller or violations of law.

     XII. Disclaimer
     Provider will not be responsible for any damages any business may suffer. Provider makes no warranties of any kind, expressed or implied for services provided. Provider disclaims any warranty or merchantability or fitness for a particular purpose. This includes loss of data resulting from delays, nondeliveries, wrong delivery, and any and all service interruptions caused by Provider and its employees.

     XIII. Taxes
     Reseller will pay all taxes (except for taxes on our net income) which may be imposed by any taxing authority, that relates to your purchase of services under this agreement, and that we may be responsible to collect or pay.


      Provider:  (Randy Greene)-CNM Network  (SIGNED BY RANDY GREENE)      (08/21/98)
               ----------------------------  ---------------------------   -----------
                 Print Name                  Signature                     Date

      Reseller:  (William Crombie)           (SIGNED BY WILLIAM CROMBIE)   (08-21-98)
               ----------------------------  ---------------------------   -----------
                 Print Name                  Signature                     Date

      Provide the required information for our records:

       (Bill Crombie, Terry Daus, Brian Hurd, Greg Snyder)
     ---------------------------------------------------------------------------
     Reseller Contact Name(s)

       (BMD Solutions, LLC)
     ---------------------------------------------------------------------------
     Company Name

     ---------------------------------------------------------------------------
     Address

     ---------------------------------------------------------------------------
     City                          State          Zip       Country

     ---------------------------------------------------------------------------
     Tax ID Number

     ---------------------------------------------------------------------------
     Day Time Phone Number                   Night Time Phone Number

     ---------------------------------------------------------------------------
     Emergency Phone Number                  Fax Phone Number

     ---------------------------------------------------------------------------
     Pager Number(s)


Please Fax this document to CNM Network-TM- at (805) 520-7211.
CNM Network-TM- | 1900 Los Angeles Ave., 2nd Floor | Simi Valley, CA 93065 | USA

CNM NETWORK-TM-
PHONE (805) 520-7170                         1900 LOS ANGELES AVE.,
2ND FLOOR
FAX (805) 520-7211                           SIMI VALLEY, CA  93065
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   CNM NETWORK-TM- RESELLER TERMS AND CONDITIONS

     I. Recitals
     Within this Document (CARVER COMMUNICATIONS) will be represented by "Reseller". CNM Network-TM- will be represented by "Provider." Provider and Reseller enter into the following resellers agreement.

     II. Customers
     All customers entering into an agreement with Reseller becomes and remains customers of both Reseller and Provider. Customers provided by Reseller will be serviced on Provider's computer network. Reseller account(s) refers to any account where Reseller's I.D. number is listed with the Provider.

     Customers' domain names registered with any InterNIC organizations are the property of the customer. For all domains hosted by Provider, Provider will be listed as the Technical and Zone Contact for InterNIC. Customers will be listed as the Billing contact for InterNIC domains and will therefore be responsible for all associated InterNIC registration and renewal fees. Neither Reseller nor Provider may interfere with the customers right to transfer domains within the scope of this agreement.

     Changes made to Customer's accounts will be made through the Primary/Technical contact of the Provider. All accounts must be processed through the official Provider sign-up form. Provider must be listed as the Primary/Technical contact, and customer must be listed as the account owner and billing contact.

     III. Notices
     Provider agrees to notify Reseller of any and all changes in policy and large technical issues that might affect the operations of Reseller within 5 days and scheduled maintenance within 2 days. Provider reserves the right to perform emergency maintenance with no notice.

     IV. Use of the Marks
     Reseller shall use the mark "CNM Network-TM-" as applicable on products and packaging containing Provider products and in related advertising, marketing, and technical material. All use of the Marks shall inure to Provider benefit.

     Upon Provider's request, Reseller shall promptly provide Provider with samples of any product or documentation bearing the Marks. If Provider determines that Reseller is using the Marks improperly, Reseller shall have ten
(10) days to remedy the improper use.

     V. Technical Support
     Provider intends to provide a high quality of service for Resellers and customers. Technical support will occur primarily through e-mail. All e-mail received by the published technical e-mail address will receive a response within 1 business day. Provider staff will be available for urgent matters by phone during posted business hours. Provider will provide technical support as the Primary/Technical contact listed on all accounts. Reseller will be responsible for all direct technical support to customers they provide.

     VI. Rates and Discounts
     PROVIDER RESERVES THE RIGHT TO MODIFY ANY AND ALL RATES, AT ANY TIME,
WITHOUT NOTICE TO RESELLER.   Reseller agrees to uphold Providers published
fixed retail prices on all Providers services the Reseller offers.
See Retail Rate Schedules. Reseller has received copy (initials):____________ , RV#_______________
See Reseller Rate Schedule. Reseller has received copy (initials):___________ , RV#_______________

     VII. Cancellation Terms
     This Agreement shall be terminated by either party with a 30 day prior written notice. All fees paid in advance of a cancellation will be prorated.

     VIII. Lawful Purpose
     All Reseller's customer sites are subject to the published Terms of Service section, located within the Providers Web Site at "http://www.cnmnetwork.com". It is the responsibility of Reseller to inform and notify its customers of Provider's Terms of Service. Provider reserves the right to monitor all accounts for violations of Provider's Terms of Service.
See Terms of Service. Reseller has received copy (initials): _____________ , RV#_______________

     IX. Term
     The term of this Agreement shall commence on _(08/01/98)_ and shall terminate at the end of a 30 day prior written notice of termination inclusive of any and all outstanding payments indicated by terms and conditions of the Agreement in which are due and must be received by the Provider.

     X. Successors and Assigns
     This Agreement shall be binding to Reseller, companies owned by Reseller, agents and or affiliates of the Reseller and in no way transfers to respective heirs, legal representatives, successors, and assigns unless in written agreement.

     XI. Indemnification
     Reseller agrees that it shall defend, indemnify, save and hold Provider harmless from any and all demands, liabilities, losses, costs and claims, including reasonable attorney's fees asserted against Provider, its agents, its customers, officers and employees, that may arise or result from any service provided or performed or agreed to be performed or any product sold by Reseller, it's agents, employees or assigns. Reseller agrees to defend, indemnify and hold harmless Provider against liabilities arising out of; (1) any injury to person or property caused by any products sold or otherwise distributed in connection with Reseller; (2) any material supplied by Reseller infringing or allegedly infringing on the proprietary rights of a third party; (3) copyright infringement; (4) defective products and (5) any misrepresentation by the Reseller or violations of law.

     XII. Disclaimer
     Provider will not be responsible for any damages any business may suffer. Provider makes no warranties of any kind, expressed or implied for services provided. Provider disclaims any warranty or merchantability or fitness for a particular purpose. This includes loss of data resulting from delays, nondeliveries, wrong delivery, and any and all service interruptions caused by Provider and its employees.

     XIII. Taxes
     Reseller will pay all taxes (except for taxes on our net income) which may be imposed by any taxing authority, that relates to your purchase of services under this agreement, and that we may be responsible to collect or pay.


     Provider:   (Randy Greene)-CNM Network       (SIGNED BY RANDY GREENE)       (08/21/98)
               -------------------------------  ---------------------------     -----------
               Print Name                       Signature                       Date

      Reseller:   (Mike Carver)                   (SIGNED BY MIKE CARVER)        (08-21-98)
               -------------------------------  ---------------------------     -----------
               Print Name                       Signature                       Date

      Provide the required information for our records:

       Mike Carver
     ---------------------------------------------------------------------------
     Reseller Contact Name(s)

       Carver Communications
     ---------------------------------------------------------------------------
     Company Name

       10503 Hawthorne Blvd.
     ---------------------------------------------------------------------------
     Address

      Lennox                         CA           90304      USA
     ---------------------------------------------------------------------------
     City                          State          Zip       Country

     ---------------------------------------------------------------------------
     Tax ID Number

     ---------------------------------------------------------------------------
     Day Time Phone Number                   Night Time Phone Number

     ---------------------------------------------------------------------------
     Emergency Phone Number                  Fax Phone Number

     ---------------------------------------------------------------------------
     Pager Number(s)


Please Fax this document to CNM Network-TM- at (805) 520-7211.
CNM Network-TM- | 1900 Los Angeles Ave., 2nd Floor | Simi Valley, CA 93065 | USA

CNM NETWORK-TM-
PHONE (805) 520-7170                         1900 LOS ANGELES AVE., 2ND FLOOR
FAX (805) 520-7211                            SIMI VALLEY, CA  93065
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   CNM NETWORK-TM- RESELLER TERMS AND CONDITIONS

     I. Recitals
     Within this Document _(Converging Lines)_ will be represented by "Reseller". CNM Network-TM- will be represented by "Provider." Provider and Reseller enter into the following resellers agreement.

     II. Customers
     All customers entering into an agreement with Reseller becomes and remains customers of both Reseller and Provider. Customers provided by Reseller will be serviced on Provider's computer network. Reseller account(s) refers to any account where Reseller's I.D. number is listed with the Provider.

     Customers' domain names registered with any InterNIC organizations are the property of the customer. For all domains hosted by Provider, Provider will be listed as the Technical and Zone Contact for InterNIC. Customers will be listed as the Billing contact for InterNIC domains and will therefore be responsible for all associated InterNIC registration and renewal fees. Neither Reseller nor Provider may interfere with the customers right to transfer domains within the scope of this agreement.

     Changes made to Customer's accounts will be made through the Primary/Technical contact of the Provider. All accounts must be processed through the official Provider sign-up form. Provider must be listed as the Primary/Technical contact, and customer must be listed as the account owner and billing contact.

     III. Notices
     Provider agrees to notify Reseller of any and all changes in policy and large technical issues that might affect the operations of Reseller within 5 days and scheduled maintenance within 2 days. Provider reserves the right to perform emergency maintenance with no notice.

     IV. Use of the Marks
     Reseller shall use the mark "CNM Network-TM-" as applicable on products and packaging containing Provider products and in related advertising, marketing, and technical material. All use of the Marks shall inure to Provider benefit.

     Upon Provider's request, Reseller shall promptly provide Provider with samples of any product or documentation bearing the Marks. If Provider determines that Reseller is using the Marks improperly, Reseller shall have ten
(10) days to remedy the improper use.

     V. Technical Support
     Provider intends to provide a high quality of service for Resellers and customers. Technical support will occur primarily through e-mail. All e-mail received by the published technical e-mail address will receive a response within 1 business day. Provider staff will be available for urgent matters by phone during posted business hours. Provider will provide technical support as the Primary/Technical contact listed on all accounts. Reseller will be responsible for all direct technical support to customers they provide.

     VI. Rates and Discounts
     PROVIDER RESERVES THE RIGHT TO MODIFY ANY AND ALL RATES, AT ANY TIME,
WITHOUT NOTICE TO RESELLER.   Reseller agrees to uphold Providers published
fixed retail prices on all Providers services the Reseller offers.
See Retail Rate Schedules. Reseller has received copy (initials):___________ , RV#_______________
See Reseller Rate Schedule. Reseller has received copy (initials):___________ , RV#_______________

     VII. Cancellation Terms
     This Agreement shall be terminated by either party with a 30 day prior written notice. All fees paid in advance of a cancellation will be prorated.

     VIII. Lawful Purpose
     All Reseller's customer sites are subject to the published Terms of Service section, located within the Providers Web Site at "http://www.cnmnetwork.com". It is the responsibility of Reseller to inform and notify its customers of Provider's Terms of Service. Provider reserves the right to monitor all accounts for violations of Provider's Terms of Service.
See Terms of Service. Reseller has received copy (initials): _____________ , RV#_______________

     IX. Term
     The term of this Agreement shall commence on (08/01/98) and shall terminate at the end of a 30 day prior written notice of termination inclusive of any and all outstanding payments indicated by terms and conditions of the Agreement in which are due and must be received by the Provider.

     X. Successors and Assigns
     This Agreement shall be binding to Reseller, companies owned by Reseller, agents and or affiliates of the Reseller and in no way transfers to respective heirs, legal representatives, successors, and assigns unless in written agreement.

     XI. Indemnification
     Reseller agrees that it shall defend, indemnify, save and hold Provider harmless from any and all demands, liabilities, losses, costs and claims, including reasonable attorney's fees asserted against Provider, its agents, its customers, officers and employees, that may arise or result from any service provided or performed or agreed to be performed or any product sold by Reseller, it's agents, employees or assigns. Reseller agrees to defend, indemnify and hold harmless Provider against liabilities arising out of; (1) any injury to person or property caused by any products sold or otherwise distributed in connection w_th Reseller; (2) any material supplied by Reseller infringing or allegedly infringing on the proprietary rights of a third party; (3) copyright infringement; (4) defective products and (5) any misrepresentation by the Reseller or violations of law.

     XII. Disclaimer
     Provider will not be responsible for any damages any business may suffer. Provider makes no warranties of any kind, expressed or implied for services provided. Provider disclaims any warranty or merchantability or fitness for a particular purpose. This includes loss of data resulting from delays, nondeliveries, wrong delivery, and any and all service interruptions caused by Provider and its employees.

     XIII. Taxes
     Reseller will pay all taxes (except for taxes on our net income) which may be imposed by any taxing authority, that relates to your purchase of services under this agreement, and that we may be responsible to collect or pay.


     Provider:   (Randy Greene)-CNM Network         (SIGNED BY RANDY GREENE)     (08/21/98)
               ----------------------------------  ---------------------------  -----------
               Print Name                          Signature                    Date

     Reseller:   (Brian Davids-Converging Lines     (SIGNED BY BRIAN DAVIDS(     (08-21-98)
               ----------------------------------  ---------------------------  -----------
               Print Name                          Signature                    Date

     Provide the required information for our records:

       Brian Davids
     ---------------------------------------------------------------------------
     Reseller Contact Name(s)

      Converging Lines
     ---------------------------------------------------------------------------
     Company Name

     ---------------------------------------------------------------------------
      Address

     ---------------------------------------------------------------------------
     City                          State          Zip       Country

     ---------------------------------------------------------------------------
     Tax ID Number

     ---------------------------------------------------------------------------
     Day Time Phone Number                   Night Time Phone Number

     ---------------------------------------------------------------------------
     Emergency Phone Number                  Fax Phone Number

     ---------------------------------------------------------------------------
     Pager Number(s)


Please Fax this document to CNM Network-TM- at (805) 520-7211.
CNM Network-TM- | 1900 Los Angeles Ave., 2nd Floor | Simi Valley, CA 93065 | USA

CNM NETWORK-TM-
PHONE (805) 520-7170                         1900 LOS ANGELES AVE.,
2ND FLOOR
FAX (805) 520-7211                           SIMI VALLEY, CA  93065
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   CNM NETWORK-TM- RESELLER TERMS AND CONDITIONS

     I. Recitals
     Within this Document (INFO DIRECT) will be represented by "Reseller". CNM Network-TM- will be represented by "Provider." Provider and Reseller enter into the following resellers agreement.

     II. Customers
     All customers entering into an agreement with Reseller becomes and remains customers of both Reseller and Provider. Customers provided by Reseller will be serviced on Provider's computer network. Reseller account(s) refers to any account where Reseller's I.D. number is listed with the Provider.

     Customers' domain names registered with any InterNIC organizations are the property of the customer. For all domains hosted by Provider, Provider will be listed as the Technical and Zone Contact for InterNIC. Customers will be listed as the Billing contact for InterNIC domains and will therefore be responsible for all associated InterNIC registration and renewal fees. Neither Reseller nor Provider may interfere with the customers right to transfer domains within the scope of this agreement.

     Changes made to Customer's accounts will be made through the Primary/Technical contact of the Provider. All accounts must be processed through the official Provider sign-up form. Provider must be listed as the Primary/Technical contact, and customer must be listed as the account owner and billing contact.

     III. Notices
     Provider agrees to notify Reseller of any and all changes in policy and large technical issues that might affect the operations of Reseller within 5 days and scheduled maintenance within 2 days. Provider reserves the right to perform emergency maintenance with no notice.

     IV. Use of the Marks
     Reseller shall use the mark "CNM Network-TM-" as applicable on products and packaging containing Provider products and in related advertising, marketing, and technical material. All use of the Marks shall inure to Provider benefit.

     Upon Provider's request, Reseller shall promptly provide Provider with samples of any product or documentation bearing the Marks. If Provider determines that Reseller is using the Marks improperly, Reseller shall have ten
(10) days to remedy the improper use.

     V. Technical Support
     Provider intends to provide a high quality of service for Resellers and customers. Technical support will occur primarily through e-mail. All e-mail received by the published technical e-mail address will receive a response within 1 business day. Provider staff will be available for urgent matters by phone during posted business hours. Provider will provide technical support as the Primary/Technical contact listed on all accounts. Reseller will be responsible for all direct technical support to customers they provide.

     VI. Rates and Discounts
     PROVIDER RESERVES THE RIGHT TO MODIFY ANY AND ALL RATES, AT ANY TIME,
WITHOUT NOTICE TO RESELLER.   Reseller agrees to uphold Providers published
fixed retail prices on all Providers services the Reseller offers.
See Retail Rate Schedules. Reseller has received copy (initials):____________ , RV#_______________
See Reseller Rate Schedule. Reseller has received copy (initials):___________ , RV#_______________

     VII. Cancellation Terms
     This Agreement shall be terminated by either party with a 30 day prior written notice. All fees paid in advance of a cancellation will be prorated.

     VIII. Lawful Purpose
     All Reseller's customer sites are subject to the published Terms of Service section, located within the Providers Web Site at "http://www.cnmnetwork.com". It is the responsibility of Reseller to inform and notify its customers of Provider's Terms of Service. Provider reserves the right to monitor all accounts for violations of Provider's Terms of Service.
See Terms of Service. Reseller has received copy (initials): _____________ , RV#_______________

     IX. Term
     The term of this Agreement shall commence on (08/01/98) and shall terminate at the end of a 30 day prior written notice of termination inclusive of any and all outstanding payments indicated by terms and conditions of the Agreement in which are due and must be received by the Provider.

     X. Successors and Assigns
     This Agreement shall be binding to Reseller, companies owned by Reseller, agents and or affiliates of the Reseller and in no way transfers to respective heirs, legal representatives, successors, and assigns unless in written agreement.

     XI. Indemnification
     Reseller agrees that it shall defend, indemnify, save and hold Provider harmless from any and all demands, liabilities, losses, costs and claims, including reasonable attorney's fees asserted against Provider, its agents, its customers, officers and employees, that may arise or result from any service provided or performed or agreed to be performed or any product sold by Reseller, it's agents, employees or assigns. Reseller agrees to defend, indemnify and hold harmless Provider against liabilities arising out of; (1) any injury to person or property caused by any products sold or otherwise distributed in connection with Reseller; (2) any material supplied by Reseller infringing or allegedly infringing on the proprietary rights of a third party; (3) copyright infringement; (4) defective products and (5) any misrepresentation by the Reseller or violations of law.

     XII. Disclaimer
     Provider will not be responsible for any damages any business may suffer. Provider makes no warranties of any kind, expressed or implied for services provided. Provider disclaims any warranty or merchantability or fitness for a particular purpose. This includes loss of data resulting from delays, nondeliveries, wrong delivery, and any and all service interruptions caused by Provider and its employees.

     XIII. Taxes
     Reseller will pay all taxes (except for taxes on our net income) which may be imposed by any taxing authority, that relates to your purchase of services under this agreement, and that we may be responsible to collect or pay.


     Provider:   (Randy Greene)-CNM Network         (SIGNED BY RANDY GREENE)     (08/21/98)
               ----------------------------------  ---------------------------  -----------
               Print Name                          Signature                    Date

     Reseller:   (Craig Comroe                      (SIGNED BY CRAIG COMROE)     (08-21-98)
               ----------------------------------  ---------------------------  -----------
               Print Name                          Signature                    Date

     Provide the required information for our records:

       Craig Comroe, Tom Fontera
     ---------------------------------------------------------------------------
     Reseller Contact Name(s)

       Info Direct
     ---------------------------------------------------------------------------
     Company Name

       802 East Cota
     ---------------------------------------------------------------------------
     Address

       Santa Barbara                CA            93101     USA
     ---------------------------------------------------------------------------
     City                          State          Zip       Country

     ---------------------------------------------------------------------------
     Tax ID Number

     ---------------------------------------------------------------------------
     Day Time Phone Number                   Night Time Phone Number

     ---------------------------------------------------------------------------
     Emergency Phone Number                  Fax Phone Number

     ---------------------------------------------------------------------------
     Pager Number(s)


Please Fax this document to CNM Network-TM- at (805) 520-7211.
CNM Network-TM- | 1900 Los Angeles Ave., 2nd Floor | Simi Valley, CA 93065 | USA

CNM NETWORK-TM-
PHONE (805) 520-7170                          1900 LOS ANGELES AVE.,
2ND FLOOR
FAX (805) 520-7211                            SIMI VALLEY, CA  93065
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   CNM NETWORK-TM- RESELLER TERMS AND CONDITIONS

     I. Recitals
     Within this Document (Converging Lines) will be represented by "Reseller". CNM Network-TM- will be represented by "Provider." Provider and Reseller enter into the following resellers agreement.

     II. Customers
     All customers entering into an agreement with Reseller becomes and remains customers of both Reseller and Provider. Customers provided by Reseller will be serviced on Provider's computer network. Reseller account(s) refers to any account where Reseller's I.D. number is listed with the Provider.

     Customers' domain names registered with any InterNIC organizations are the property of the customer. For all domains hosted by Provider, Provider will be listed as the Technical and Zone Contact for InterNIC. Customers will be listed as the Billing contact for InterNIC domains and will therefore be responsible for all associated InterNIC registration and renewal fees. Neither Reseller nor Provider may interfere with the customers right to transfer domains within the scope of this agreement.

     Changes made to Customer's accounts will be made through the Primary/Technical contact of the Provider. All accounts must be processed through the official Provider sign-up form. Provider must be listed as the Primary/Technical contact, and customer must be listed as the account owner and billing contact.

     III. Notices
     Provider agrees to notify Reseller of any and all changes in policy and large technical issues that might affect the operations of Reseller within 5 days and scheduled maintenance within 2 days. Provider reserves the right to perform emergency maintenance with no notice.

     IV. Use of the Marks
     Reseller shall use the mark "CNM Network-TM-" as applicable on products and packaging containing Provider products and in related advertising, marketing, and technical material. All use of the Marks shall inure to Provider benefit.

     Upon Provider's request, Reseller shall promptly provide Provider with samples of any product or documentation bearing the Marks. If Provider determines that Reseller is using the Marks improperly, Reseller shall have ten
(10) days to remedy the improper use.

     V. Technical Support
     Provider intends to provide a high quality of service for Resellers and customers. Technical support will occur primarily through e-mail. All e-mail received by the published technical e-mail address will receive a response within 1 business day. Provider staff will be available for urgent matters by phone during posted business hours. Provider will provide technical support as the Primary/Technical contact listed on all accounts. Reseller will be responsible for all direct technical support to customers they provide.

     VI. Rates and Discounts
     PROVIDER RESERVES THE RIGHT TO MODIFY ANY AND ALL RATES, AT ANY TIME,
WITHOUT NOTICE TO RESELLER.   Reseller agrees to uphold Providers published
fixed retail prices on all Providers services the Reseller offers.
See Retail Rate Schedules. Reseller has received copy (initials):____________ , RV#_______________
See Reseller Rate Schedule. Reseller has received copy (initials):___________ , RV#_______________

     VII. Cancellation Terms
     This Agreement shall be terminated by either party with a 30 day prior written notice. All fees paid in advance of a cancellation will be prorated.

     VIII. Lawful Purpose
     All Reseller's customer sites are subject to the published Terms of Service section, located within the Providers Web Site at "http://www.cnmnetwork.com". It is the responsibility of Reseller to inform and notify its customers of Provider's Terms of Service. Provider reserves the right to monitor all accounts for violations of Provider's Terms of Service.
See Terms of Service. Reseller has received copy (initials): _____________ , RV#_______________

     IX. Term
     The term of this Agreement shall commence on _(08/01/98)_ and shall terminate at the end of a 30 day prior written notice of termination inclusive of any and all outstanding payments indicated by terms and conditions of the Agreement in which are due and must be received by the Provider.

     X. Successors and Assigns
     This Agreement shall be binding to Reseller, companies owned by Reseller, agents and or affiliates of the Reseller and in no way transfers to respective heirs, legal representatives, successors, and assigns unless in written agreement.

     XI. Indemnification
     Reseller agrees that it shall defend, indemnify, save and hold Provider harmless from any and all demands, liabilities, losses, costs and claims, including reasonable attorney's fees asserted against Provider, its agents, its customers, officers and employees, that may arise or result from any service provided or performed or agreed to be performed or any product sold by Reseller, it's agents, employees or assigns. Reseller agrees to defend, indemnify and hold harmless Provider against liabilities arising out of; (1) any injury to person or property caused by any products sold or otherwise distributed in connection with Reseller; (2) any material supplied by Reseller infringing or allegedly infringing on the proprietary rights of a third party; (3) copyright infringement; (4) defective products and (5) any misrepresentation by the Reseller or violations of law.

     XII. Disclaimer
     Provider will not be responsible for any damages any business may suffer. Provider makes no warranties of any kind, expressed or implied for services provided. Provider disclaims any warranty or merchantability or fitness for a particular purpose. This includes loss of data resulting from delays, nondeliveries, wrong delivery, and any and all service interruptions caused by Provider and its employees.

     XIII. Taxes
     Reseller will pay all taxes (except for taxes on our net income) which may be imposed by any taxing authority, that relates to your purchase of services under this agreement, and that we may be responsible to collect or pay.


     Provider:   (Randy Greene)-CNM Network         (SIGNED BY RANDY GREENE)     (08/21/98)
               ----------------------------------  ---------------------------  -----------
               Print Name                          Signature                    Date

     Reseller:   (Brian Davids-Converging Lines     (SIGNED BY BRIAN DAVIDS(     (08-21-98)
               ----------------------------------  ---------------------------  -----------
               Print Name                          Signature                    Date

      Provide the required information for our records:

       Brian Davids
     ---------------------------------------------------------------------------
     Reseller Contact Name(s)

       Converging Lines
     ---------------------------------------------------------------------------
     Company Name


     ---------------------------------------------------------------------------
     Address

     ---------------------------------------------------------------------------
     City                          State          Zip       Country

     ---------------------------------------------------------------------------
     Tax ID Number

     ---------------------------------------------------------------------------
     Day Time Phone Number                   Night Time Phone Number

     ---------------------------------------------------------------------------
     Emergency Phone Number                  Fax Phone Number

     ---------------------------------------------------------------------------
     Pager Number(s)


Please Fax this document to CNM Network-TM- at (805) 520-7211.
CNM Network-TM- | 1900 Los Angeles Ave., 2nd Floor | Simi Valley, CA 93065 | USA